Principal Variable Contracts Funds, Inc.
Supplement dated February 24, 2025
to the Prospectus and Statement of Additional Information
both dated May 1, 2024
(as previously supplemented)
(Not all Accounts are offered in all variable annuity and variable life contracts.)
This supplement updates information currently in the Prospectus and Statement of Additional Information (“SAI”). Please retain this supplement for future reference.
The changes described below are being made to the Registrant’s Prospectus.

SUMMARY FOR BLUE CHIP ACCOUNT
SHARE CLASS ADDITION AND CONVERSION NOTICE: On December 11, 2024, the Fund’s Board of Directors (the “Board”) approved the creation of Class 2 shares for the Fund. On February 24, 2025, a preliminary registration statement was filed with the U.S. Securities and Exchange Commission (the “SEC”) to create Class 2 shares for the Fund which are expected to be effective and open to shareholders on or about May 1, 2025, subject to review by SEC Staff. The Board also approved the conversion of the Fund’s Class 3 shares into Class 2 shares, once Class 2 shares are effective with the SEC. Following the close of business on May 1, 2025, Class 3 shares of the Fund will automatically convert into Class 2 shares of the Fund, on the basis of the share classes’ relative net asset values on such date. The conversion will not result in the imposition of any charges. As a result of the conversion, the impacted shareholders will be in a better position with respect to expenses, as expenses are expected to be lower for Class 2 than for the current Class 3 shares. The Fund expects that this share class conversion will not constitute taxable sales or exchanges to shareholders.
Effective as of the close of the New York Stock Exchange on March 26, 2025, Class 3 shares will no longer be available for purchase from new retirement plans, except in limited circumstances.
On May 1, 2025, delete references to Class 3 shares from the Prospectus.

SUMMARY FOR PRINCIPAL CAPITAL APPRECIATION ACCOUNT
Effective March 1, 2025, under Performance, delete the Average Annual Total Returns section and replace with the following:
Average Annual Total Returns
For the periods ended December 31, 2024

	1 Year	5 Years	10 Years
Principal Capital Appreciation Account - Class 1	25.85%	14.84%	13.15%
Principal Capital Appreciation Account - Class 2	25.54%	14.56%	12.88%
Russell 1000 Index (reflects no deduction for fees, expenses, or taxes)	24.51%	14.28%	12.87%
Russell 3000 Index (reflects no deduction for fees, expenses, or taxes)	23.81%	13.86%	12.55%
Effective March 1, 2025, the Fund changed its index to the Russell 1000 index because it more closely aligns with the Fund’s investment approach. Prior to March 1, 2025, the Fund's index was the Russell 3000 index.

The changes described below are being made to the Registrant’s SAI.
Following the close of business on May 1, 2025, delete references to the Blue Chip Account’s Class 3 shares from the SAI.
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